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                                                                  Exhibit 10.10B
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Schedule Identifying Material Differences Among Severance Protection Agreements
               Between Barrett Resources Corporation And Each Of
Peter A. Dea, Joseph N. Jaggers, A. Ralph Reed, J. Frank Keller, Eugene A. Lang,
                           Jr., And Bryan G. Hassler

                                                   Continued          Lump Sum
Name              Position                         Benefits Period    Cash Payment
----              --------                         ---------------    ------------
Peter A. Dea      Chief Executive Officer,           Three years      Three times annual compensation
                  Chairman and Director

Joseph N.         President and Chief                Three years      Three times annual compensation
Jaggers           Operating Officer

A. Ralph          Former President, former           Three years      Three times annual compensation
Reed (1)          Chief Operating Officer and
                  former Director

J. Frank Keller   Executive Vice President,          Three years      Three times annual compensation
                  Chief Financial Officer, and
                  former Director

Eugene A.         Executive Vice President -         Two years        Two times annual compensation
Lang, Jr.         General Counsel and Secretary

Bryan G.          Former Vice President -            Two years        Two times annual compensation
Hassler (2)       Marketing

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(1)  Mr. Reed's severance protection agreement terminated upon his resignation from Barrett Resources Corporation on January 4, 2001.

(2) Mr. Hassler's severance protection agreement terminated upon his resignation from Barrett Resources Corporation effective as of May 25, 2000.